                                                                    EXHIBIT 99.2



                           (FELCOR LODGING TRUST LOGO)

                        FELCOR LODGING TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                 THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003






                        Date of Issuance October 29, 2003







  All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
CORPORATE DATA
         About the Company                                               3
         Board of Directors and Executive Officers                       4
         Equity Research Coverage                                        5

FINANCIAL HIGHLIGHTS
         Supplemental Financial Data                                     6
         Consolidated Statements of Operations                           7
         Discontinued Operations                                         8
         Reconciliation of Net Loss to FFO                               9
         Reconciliation of Net Loss to EBITDA                           10
         Selected Operating Data                                        11
         Hotel Operating Expense Composition                            11
         Debt Summary                                                   12

PORTFOLIO DATA
         Portfolio Distribution                                         14
         Detailed Operating Statistics by Brand                         15
         Detailed Operating Statistics for FelCor's Top Markets         16
         Other Performance Statistics                                   17
         Hotel Portfolio Information                                    18
         Hotel Portfolio Listing                                        21

With the exception of historical information, the matters discussed in this news release include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the timing and magnitude of any recovery from the current soft economy, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                                 CORPORATE DATA

                                ABOUT THE COMPANY

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At October 29, 2003, FelCor was the nation's second largest lodging REIT and the largest owner of full service, all-suite hotels. FelCor's portfolio is comprised of 163 hotels, the operating revenues and expenses of which are reflected in FelCor's consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owns 50 percent joint venture interests in the operating lessees of five hotels whose operations are accounted for using the equity method. FelCor owns 71 full service, all-suite hotels, and is the largest owner of Embassy Suites Hotels(R) and Doubletree Guest Suites(R) hotels. FelCor's portfolio also includes 79 hotels in the upscale and full service segments. The Company's hotels are located in 34 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at September 30, 2003.

                                    STRATEGY

FelCor's hotels are managed by strategic brand managers such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior stockholder returns through its strong management team, diversified upscale and full-service hotels, strategic brand manager alliances and value creation expertise.

                             STOCK AND DEBT RATINGS

                                  Senior Unsecured Debt               Preferred Stock
                                  ---------------------               ---------------
         Moody's                            B1                               B3
         Standard & Poors                   B                                CCC+

                             STOCK EXCHANGE LISTING
                            Common Stock (NYSE: FCH)
      $1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
        9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

                                 FISCAL YEAR END
                                   December 31

                               NUMBER OF EMPLOYEES
                                       66

                             CORPORATE HEADQUARTERS
                     545 E. John Carpenter Frwy., Suite 1300
                                Irving, TX 75062
                                 (972) 444-4900

         INVESTOR RELATIONS CONTACT                                               MEDIA CONTACT
            Stephen A. Schafer                                                 Monica L. Hildebrand
       Director of Investor Relations                                    Vice President of Communications
               (972) 444-4912                                                     (972) 444-4917
           sschafer@felcor.com                                                mhildebrand@felcor.com

                               INFORMATION REQUEST
                             information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                               BOARD OF DIRECTORS

                    Donald J. McNamara, Chairman of the Board
                         Principal, The Hampstead Group

                             Thomas J. Corcoran, Jr.
    President and Chief Executive Officer, FelCor Lodging Trust Incorporated

                             Melinda J. Bush, C.H.A.
             Chairman and Chief Executive Officer, HRW Holdings, LLC

                               Richard S. Ellwood
                      President, R.S. Ellwood and Co., Inc.

                               Richard O. Jacobson
             Chairman of the Board, Jacobson Warehouse Company, Inc.

                            Charles A. Ledsinger, Jr.
       President and Chief Executive Officer, Choice Hotels International

                               Robert H. Lutz, Jr.
                         President, RL Investments, Inc.

                               Robert A. Mathewson
                              President, RGC, Inc.

                                Richard C. North
             Chief Executive Officer, InterContinental Hotels Group

                                 Michael D. Rose
                     Chairman, Gaylord Entertainment Company

                               EXECUTIVE OFFICERS

         Thomas J. Corcoran, Jr., President and Chief Executive Officer

   Michael A. DeNicola, Executive Vice President and Chief Investment Officer

    Richard J. O'Brien, Executive Vice President and Chief Financial Officer

  Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

        Jack Eslick, Senior Vice President, Director of Asset Management

  Lester C. Johnson, Senior Vice President, Controller and Principal Accounting
                                     Officer

  June C. McCutchen, Senior Vice President, Director of Design and Construction

   Larry J. Mundy, Senior Vice President, Director of Business Initiatives and
                            Assistant General Counsel

              Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                            EQUITY RESEARCH COVERAGE


Firm                                                 Analyst                                     Telephone
----                                                 -------                                     ---------

A.G. Edwards & Sons                                  Art Havener                                 (314) 955-3588

Bear Stearns                                         Mark Abramson                               (212) 272-4305

Credit Lyonnais                                      Bryan A. Maher                              (212) 408-5649

Deutsche Bank                                        Marc Falcone                                (212) 469-7417

Friedman, Billings, Ramsey                           David Loeb                                  (703) 469-1289

Green Street Advisors                                John Arabia                                 (949) 640-8780

JPMorgan Chase                                       Harry C. Curtis                             (212) 622-6610

Legg Mason                                           Rod F. Petrik                               (410) 454-4131

Lehman Brothers                                      Joyce R. Minor                              (212) 526-5132

Merrill Lynch                                        David W. Anders                             (212) 449-2739

Morgan Stanley                                       Todd Scott                                  (212) 761-8033

Prudential                                           James W. Sullivan                           (212) 778-2515

Smith Barney Citigroup                               Michael J. Rietbrock                        (212) 816-0215

UBS                                                  Keith A. Mills                              (212) 713-3098

Wachovia Securities                                  Jeffrey J. Donnelly                         (617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                              FINANCIAL HIGHLIGHTS

                           SUPPLEMENTAL FINANCIAL DATA
      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION, RATIOS AND PERCENTAGES)

                                                                       September 30,     December 31,
ENTERPRISE VALUE                                                           2003              2002
----------------                                                       ------------      ------------
Common shares outstanding                                                    59,084            58,767
Units not held by FelCor                                                      3,054             3,290
                                                                       ------------      ------------
Combined shares and units                                                    62,138            62,057
Common stock price at end of period                                    $      10.36      $      11.44
                                                                       ------------      ------------
Common equity capitalization                                           $    643,750      $    709,932
                                                                       ------------      ------------
Series A preferred stock outstanding                                          5,980             5,980
Series A preferred stock price at end of period                        $      22.84      $      20.85
                                                                       ------------      ------------
                                                                       $    136,583      $    124,683
                                                                       ------------      ------------
Series B preferred stock outstanding                                          6,776             6,776
Series B preferred stock price at end of period                        $      24.61      $      24.60
                                                                       ------------      ------------
                                                                       $    166,757      $    166,689
Consolidated debt                                                         2,041,284         1,877,134
                                                                       ------------      ------------
     Total enterprise value                                            $  2,988,374      $  2,878,438
                                                                       ============      ============

DIVIDENDS PER SHARE

Common dividends declared, trailing 12 months                          $       0.15      $       0.60
Dividends declared (quarter ended):
     Common                                                            $         --      $       0.15
     Series A preferred stock                                                0.4875            0.4875
     Series B preferred stock                                                0.5625            0.5625

SELECTED BALANCE SHEET DATA

Investment in hotels at cost(b)                                        $  4,598,500      $  4,661,520
Total cash and cash equivalents                                             175,983            66,542
Total assets                                                              3,760,625         3,780,363
Total debt                                                                2,041,284         1,877,134
Total stockholders' equity                                                1,446,192         1,616,817
Total stockholders equity less preferred equity                           1,127,285         1,297,910
Book value per common share outstanding                                       19.07             22.08

SELECTED RATIOS(a)

Consolidated debt (net of cash) to trailing 12 month adjusted EBITDA            7.4x              5.9x
Total debt (net of cash) to trailing 12 month adjusted EBITDA
  adjusted                                                                      7.9x              6.4x
Total debt (net of cash) to investment in hotels, at cost(b)                   43.4%             41.8%
Adjusted EBITDA to consolidated interest paid(c)                                1.6x              1.9x
Adjusted EBITDA to total interest expense(d)                                    1.4x              1.7x
Fixed charge coverage ratio(e)                                                  1.3x              1.5x


     (a) The foregoing ratios are computed utilizing adjusted EBITDA for the trailing 12-month period. Solely for the purpose of computing these ratios, EBITDA has been adjusted to remove the effects of non-cash items deducted from net income (loss) in computing cash flow from operations in accordance with GAAP, such as impairment charges, write-offs of capitalized loan costs and costs related to abandoned projects, and gains or losses from the early extinguishment of debt. Management, analysts and investors have traditionally utilized EBITDA, as so adjusted, in computing these ratios. The ratios are used only as indicators of a company's ability to pay debt and should not be considered as a substitute for cash flow, computed in accordance with GAAP, as a measure of liquidity. Since there is no financial information otherwise presented for the 12-month period, there is no published GAAP measure to which adjusted EBITDA can be reconciled.

     (b) Investment in hotels at cost is defined as consolidated investment in hotels before accumulated depreciation, plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

     (c) Adjusted EBITDA to consolidated interest paid represents trailing 12 month consolidated adjusted EBITDA divided by trailing 12 month interest expense before capitalized interest and amortization of debt costs.

     (d) Adjusted EBITDA to total interest expense represents trailing 12 month consolidated adjusted EBITDA divided by trailing 12 month interest expense including the Company's pro rata share of unconsolidated interest expense.

     (e) Fixed charges include preferred dividends, consolidated interest expense and interest expense from unconsolidated entities.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS                     NINE MONTHS
                                                               ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                            --------------------------       ---------------------------
                                                               2003            2002            2003            2002
                                                            ----------      ----------      ----------      ----------
REVENUES:
   Hotel operating revenue:
     Room                                                   $  251,243      $  253,717      $  731,205      $  765,538
     Food and beverage                                          44,570          45,030         140,042         146,792
     Other operating departments                                16,517          17,291          48,673          49,865
   Retail space rental and other revenue                           256             353             875           1,451
                                                            ----------      ----------      ----------      ----------
         Total revenues                                        312,586         316,391         920,795         963,646
                                                            ----------      ----------      ----------      ----------

EXPENSES:
   Hotel departmental expenses:
     Room                                                       68,462          66,106         192,776         191,368
     Food and beverage                                          37,265          37,523         112,384         115,167
     Other operating departments                                 8,149           8,161          23,039          22,731
   Other property related costs                                 92,106          87,877         267,998         258,220
   Management and franchise fees                                16,752          16,421          48,476          48,860
   Taxes, insurance and lease expense                           33,231          32,044          97,369          98,325
   Abandoned projects                                               --           1,663              --           1,663
   Corporate expenses                                            3,299           2,577          10,459          10,293
   Depreciation                                                 34,725          36,044         104,898         109,491
                                                            ----------      ----------      ----------      ----------
         Total operating expenses                              293,989         288,416         857,399         856,118
                                                            ----------      ----------      ----------      ----------

OPERATING INCOME                                                18,597          27,975          63,396         107,528
   Interest expense, net                                       (42,285)        (40,528)       (123,359)       (122,736)
   Charge-off of debt related costs                                 --              --          (2,834)             --
   Gain on early extinguishment of debt                             --              --           1,260              --
   Impairment loss                                            (107,720)             --        (107,720)             --
                                                            ----------      ----------      ----------      ----------

LOSS BEFORE EQUITY IN INCOME FROM
      UNCONSOLIDATED ENTITIES, MINORITY INTERESTS AND
      GAIN (LOSS) ON SALE OF ASSETS                           (131,408)        (12,553)       (169,257)        (15,208)
   Equity in income from unconsolidated entities                 1,674           1,230           2,252           3,816
   Gain (loss) on sale of assets                                   (47)             --             106           5,861
   Minority interests                                            7,388           3,285           9,945           2,991
                                                            ----------      ----------      ----------      ----------
LOSS FROM CONTINUING OPERATIONS                               (122,393)         (8,038)       (156,954)         (2,540)
   Discontinued operations                                      (3,524)            957         (10,257)          2,315
                                                            ----------      ----------      ----------      ----------
NET LOSS                                                      (125,917)         (7,081)       (167,211)           (225)
   Preferred dividends                                          (6,727)         (6,727)        (20,181)        (19,565)
                                                            ----------      ----------      ----------      ----------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                  $ (132,644)     $  (13,808)     $ (187,392)     $  (19,790)
                                                            ==========      ==========      ==========      ==========

Basic per common share data:
   Net loss from continuing operations                      $    (2.20)     $    (0.28)     $    (3.02)     $    (0.42)
                                                            ==========      ==========      ==========      ==========
   Net loss                                                 $    (2.26)     $    (0.26)     $    (3.20)     $    (0.38)
                                                            ==========      ==========      ==========      ==========
   Weighted average common shares outstanding                   58,690          52,729          58,609          52,724
Diluted per common share data:
   Net loss from continuing operations                      $    (2.20)     $    (0.28)     $    (3.02)     $    (0.42)
                                                            ==========      ==========      ==========      ==========
   Net loss                                                 $    (2.26)     $    (0.26)     $    (3.20)     $    (0.38)
                                                            ==========      ==========      ==========      ==========
   Weighted average common shares outstanding                   58,690          52,729          58,609          52,724

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             DISCONTINUED OPERATIONS
                                 (IN THOUSANDS)

Condensed financial information for the 15 hotels classified in discontinued operations is as follows:

                                                          THREE MONTHS ENDED               NINE MONTHS ENDED
                                                             SEPTEMBER 30,                    SEPTEMBER 30,
                                                       --------------------------      --------------------------
                                                          2003            2002            2003            2002
                                                       ----------      ----------      ----------      ----------

Hotel operating revenue                                $   13,002      $   15,192      $   40,677      $   44,472
Hotel operating expenses                                   11,683          13,807          37,693          40,955
                                                       ----------      ----------      ----------      ----------
Operating income                                            1,319           1,385           2,984           3,517
Direct interest costs                                          --            (266)           (445)           (809)
Impairment loss                                            (4,982)             --         (12,806)             --
Gain on the early extinguishment of debt                      351              --             351              --
Loss on disposition                                          (399)             --            (882)             --
Minority interest                                             187            (162)            541            (393)
                                                       ----------      ----------      ----------      ----------
Income (loss) from discontinued operations             $   (3,524)     $      957      $  (10,257)     $    2,315
                                                       ==========      ==========      ==========      ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                        RECONCILIATION OF NET LOSS TO FFO
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         THREE MONTHS ENDED SEPTEMBER 30,
                                                -----------------------------------------------------------------------------------
                                                                  2003                                        2002
                                                ---------------------------------------     ---------------------------------------
                                                                             PER SHARE                                   PER SHARE
                                                 DOLLARS         SHARES        AMOUNT        DOLLARS         SHARES        AMOUNT
                                                ----------     ----------    ----------     ----------     ----------    ----------

NET LOSS                                        $ (125,917)        58,690    $    (2.15)    $   (7,081)        52,729    $    (0.13)
   Depreciation from continuing operations          34,725             --          0.59         36,044             --          0.68
   Depreciation from unconsolidated
      entities and discontinued operations           3,228             --          0.06          4,709             --          0.09
   (Gain) loss on sale of assets                       446             --          0.01             --             --            --
   Preferred dividends                              (6,727)            --         (0.11)        (6,727)            --         (0.13)
   Minority interest in FelCor LP.                  (7,015)         3,161         (0.03)        (2,344)         9,003         (0.11)
   Conversion of options and unvested
      restricted stock                                  --            303            --             --            324            --
                                                ----------     ----------    ----------     ----------     ----------    ----------
FFO                                             $ (101,260)        62,154    $    (1.63)    $   24,601         62,056    $     0.40
                                                ==========     ==========    ==========     ==========     ==========    ==========

                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------------------------
                                                                  2003                                        2002
                                                ---------------------------------------     ---------------------------------------
                                                                             PER SHARE                                   PER SHARE
                                                 DOLLARS         SHARES        AMOUNT        DOLLARS         SHARES        AMOUNT
                                                ----------     ----------    ----------     ----------     ----------    ----------

NET LOSS                                        $ (167,211)        58,609    $    (2.85)    $     (225)        52,724    $       --
   Depreciation from continuing operations         104,898             --          1.79        109,491             --          2.08
   Depreciation from unconsolidated
      entities and discontinued operations          11,947             --          0.20         13,341             --          0.25
   (Gain) loss on sale of assets                       776             --          0.01         (5,861)            --         (0.11)
   Preferred dividends                             (20,181)            --         (0.34)       (19,565)            --         (0.37)
   Minority interest in FelCor LP.                 (10,065)         3,234         (0.09)        (3,359)         9,004         (0.34)
   Conversion of options and unvested
      restricted stock                                  --            303            --             --            349            --
                                                ----------     ----------    ----------     ----------     ----------    ----------
FFO                                             $  (79,836)        62,146    $    (1.28)    $   93,822         62,077    $     1.51
                                                ==========     ==========    ==========     ==========     ==========    ==========


Consistent with recently clarified SEC guidance, FFO has not been adjusted for the following amounts included in net loss (in thousands):

                                                    THREE MONTHS ENDED               NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   SEPTEMBER 30,
                                                 --------------------------      --------------------------
                                                    2003            2002            2003            2002
                                                 ----------      ----------      ----------      ----------
Impairment loss                                  $ (112,702)     $       --      $ (120,526)     $       --
Charge off of deferred debt costs                        --              --          (2,834)             --
Gain on early extinguishment of debt                    351              --           1,611              --
Abandoned projects                                       --          (1,663)             --          (1,663)
                                                 ----------      ----------      ----------      ----------
                                                 $ (112,351)     $   (1,663)     $ (121,749)     $   (1,663)
                                                 ==========      ==========      ==========      ==========
Per share amounts                                $    (1.81)     $    (0.03)     $    (1.96)     $    (0.03)
                                                 ==========      ==========      ==========      ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                      RECONCILIATION OF NET LOSS TO EBITDA
                                 (in thousands)

                                                            THREE MONTHS ENDED               NINE MONTHS ENDED
                                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                                        --------------------------      --------------------------
                                                           2003            2002            2003            2002
                                                        ----------      ----------      ----------      ----------
NET LOSS                                                $ (125,917)     $   (7,081)     $ (167,211)     $     (225)
Depreciation from continuing operations                     34,725          36,044         104,898         109,491
Depreciation from unconsolidated entities and
   discontinued operations                                   3,228           4,709          11,947          13,341
Loss (gain) on sale of assets                                  446              --             776          (5,861)
Minority interest in FelCor Lodging LP.                     (7,015)         (2,344)        (10,065)         (3,359)
Interest expense                                            42,777          41,073         124,780         124,488
Interest expense from unconsolidated entities and
   discontinued operations                                   1,378           2,529           6,199           7,804
Amortization expense                                           565             526           1,645           1,561
                                                        ----------      ----------      ----------      ----------
EBITDA                                                  $  (49,813)     $   75,456      $   72,969      $  247,240
                                                        ==========      ==========      ==========      ==========

Consistent with recently clarified SEC guidance, EBITDA has not been adjusted for the following amounts included in net loss (in thousands):

                                                     THREE MONTHS ENDED              NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   SEPTEMBER 30,
                                                 --------------------------      --------------------------
                                                    2003            2002            2003            2002
                                                 ----------      ----------      ----------      ----------
Impairment loss                                  $ (112,702)     $       --      $ (120,526)     $       --
Charge-off of deferred debt costs                        --              --          (2,834)             --
Gain on early extinguishment of debt                    351              --           1,611              --
Abandoned projects                                       --          (1,663)             --          (1,663)
                                                 ----------      ----------      ----------      ----------
                                                 $ (112,351)     $   (1,663)     $ (121,749)     $   (1,663)
                                                 ==========      ==========      ==========      ==========

         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company's operations. We consider Funds From Operations, or FFO, and Earnings Before Interest, Taxes, Depreciation, and Amortization, or EBITDA, to be supplemental measures of a REIT's performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

         The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO and EBITDA are helpful to investors as a supplemental measure of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

         FFO and EBITDA should not be considered as an alternative to net income, operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share and EBITDA be considered as a measure of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of amounts that accrue directly to stockholders' benefit.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             SELECTED OPERATING DATA
                             (DOLLARS IN THOUSANDS)

                                                                   THREE MONTHS                     NINE MONTHS
                                                                ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                            ---------------------------       ---------------------------
                                                               2003             2002             2003             2002
                                                            ----------       ----------       ----------       ----------
Total revenue                                               $  312,586       $  316,391       $  920,795       $  963,646
Retail space rental and other revenue                             (256)            (353)            (875)          (1,451)
                                                            ----------       ----------       ----------       ----------
Hotel revenue                                                  312,330          316,038          919,920          962,195
Hotel operating expenses                                      (222,734)        (216,088)        (644,673)        (636,346)
                                                            ----------       ----------       ----------       ----------
Hotel operating margin                                      $   89,596       $   99,950       $  275,247       $  325,849
                                                            ==========       ==========       ==========       ==========
Operating margin                                                  28.7%            31.6%            29.9%            33.9%

Corporate expenses                                               3,299            2,577           10,459           10,293
Corporate expenses as a percentage of total revenues               1.1%             0.8%             1.1%             1.1%

                       HOTEL OPERATING EXPENSE COMPOSITION
                             (DOLLARS IN THOUSANDS)

                                                           THREE MONTHS ENDED SEPTEMBER 30,
                                                -------------------------------------------------------
                                                          2003                          2002
                                                -------------------------     -------------------------
Hotel departmental expenses:
   Room                                         $   68,462           30.7%    $   66,106           30.6%
   Food and beverage                                37,265           16.7         37,523           17.4
   Other operating departments                       8,149            3.7          8,161            3.8

Other property related costs:
   Administrative and general                       29,131           13.1         28,643           13.2
   Marketing and advertising                        27,008           12.1         25,681           11.9
   Repairs and maintenance                          17,725            8.0         16,851            7.8
   Energy                                           18,242            8.2         16,702            7.7
                                                ----------     ----------     ----------     ----------
     Total other property related costs             92,106           41.4         87,877           40.6
Management and franchise fees                       16,752            7.5         16,421            7.6
                                                ----------     ----------     ----------     ----------
Hotel operating expenses                        $  222,734          100.0%    $  216,088          100.0%
                                                ==========     ==========     ==========     ==========

Supplemental information:

Compensation and benefits expense
     (included in hotel operating expenses)     $  102,515                    $   98,439
                                                ==========                    ==========

Reconciliation of hotel operating expense to total operating expense:
Total operating expenses                        $  293,989                    $  288,416
   Taxes, insurance and lease expense              (33,231)                      (32,044)
   Abandoned projects                                   --                        (1,663)
   Corporate expenses                               (3,299)                       (2,577)
   Depreciation                                    (34,725)                      (36,044)
                                                ----------                    ----------
Hotel operating expenses                        $  223,734                    $  216,088
                                                ==========                    ==========

                                                           NINE MONTHS ENDED SEPTEMBER 30,
                                                -------------------------------------------------------
                                                          2003                          2002
                                                -------------------------     -------------------------
Hotel departmental expenses:
   Room                                         $  192,776           29.9%    $  191,368           30.1%
   Food and beverage                               112,384           17.4        115,167           18.1
   Other operating departments                      23,039            3.6         22,731            3.6

Other property related costs:
   Administrative and general                       88,612           13.7         88,171           13.9
   Marketing and advertising                        79,026           12.3         76,597           12.0
   Repairs and maintenance                          51,574            8.0         49,141            7.7
   Energy                                           48,786            7.6         44,311            7.0
                                                ----------     ----------     ----------     ----------
     Total other property related costs            267,998           41.6        258,220           40.6
Management and franchise fees                       48,476            7.5         48,860            7.6
                                                ----------     ----------     ----------     ----------
Hotel operating expenses                        $  644,673          100.0%    $  636,346          100.0%
                                                ==========     ==========     ==========     ==========

Supplemental information:

Compensation and benefits expense
     (included in hotel operating expenses)     $  299,991                    $  294,664
                                                ==========                    ==========

Reconciliation of hotel operating expense to total operating expense:
Total operating expenses                        $  857,399                    $  856,118
   Taxes, insurance and lease expense              (97,369)                      (98,325)
   Abandoned projects                                   --                        (1,663)
   Corporate expenses                              (10,459)                      (10,293)
   Depreciation                                   (104,898)                     (109,491)
                                                ----------                    ----------
Hotel operating expenses                        $  644,673                    $  636,346

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                                  DEBT SUMMARY
                             (DOLLARS IN THOUSANDS)

Debt Outstanding

                                  Encumbered      Interest Rate At          Maturity
                                    Hotels       September 30, 2003           Date          Balance
                                  -----------    ------------------       -------------    ----------
Unsecured line of credit             none              4.37%              October 2004     $       --
Promissory note                      none              3.12                 June 2016             650
Senior unsecured term notes          none              4.33(a)              Oct. 2004         174,856
Senior unsecured term notes          none              5.16(b)              Oct. 2007         124,592
Senior unsecured term notes          none             10.00                Sept. 2008         596,697
Senior unsecured term notes          none              9.00                 June 2011         298,095
                                                 ----------                                ----------
   Total unsecured debt                                8.41                                 1,194,890
                                                 ----------                                ----------
Secured debt facility             14 hotels              --               December 2004            --
Mortgage debt                     10 hotels            3.62                 May 2006          148,914
Mortgage debt                     15 hotels            7.24                 Nov. 2007         132,503
Mortgage debt                      7 hotels            7.54                April 2009          92,917
Mortgage debt                      6 hotels            7.55                 June 2009          69,919
Mortgage debt                      8 hotels            8.70                 May 2010          178,758
Mortgage debt                      7 hotels            8.73                 May 2010          138,746
Mortgage debt                      2 hotels            7.16                 2005-2008          27,474
Mortgage debt                      8 hotels            7.48                April 2011          50,507
Other                              1 hotel             9.17                August 2011          6,656
                                  -----------    ----------                                ----------
   Total secured debt              78 hotels           7.24                                   846,394
                                  ===========    ----------                                ----------
     Total                                             7.93%                               $2,041,284
                                                                                           ==========

     (a) Represents fixed to floating interest rate swaps at six month LIBOR plus 320 basis points.

     (b) Represents fixed to floating interest rate swaps at six month LIBOR plus 403 basis points.

Our fixed to floating interest rate swaps reduced interest expense for the quarter by $1.9 million and reduced interest expense for the nine months ended September 30, 2003 by $5.2 million.

Fixed interest rate debt to total debt                                                        77.2%
Weighted average maturity of debt                                                              5.1 years
Secured debt to total assets                                                                  22.5%

At September 30, 2003, future scheduled debt principal payments are as follows (in thousands):

                                         Secured          Unsecured
         Year                             Debt               Debt            Total
                                      ------------       ------------     ------------
         2003                         $      5,003       $         --     $      5,003
         2004                               17,253            175,000          192,253
         2005                               27,322                 --           27,322
         2006                              156,094(a)              --          156,094
         2007                              134,123            125,000          259,123
         2008 and thereafter               505,282            900,650        1,405,932
         Premium/(discount)                  1,316             (5,759)          (4,443)
                                      ------------       ------------     ------------
              Total debt              $    846,393       $  1,194,891     $  2,041,284
                                      ============       ============     ============


     (a) Included is a $150 million non-recourse mortgage loan maturing in 2006, with two, one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                            DEBT SUMMARY (CONTINUED)

         At September 30, 2003, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $214 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $107 million. Additionally, one joint venture had a full recourse loan for a residential condominium development. Our pro rata share of this recourse loan was $22.5 million at September 30, 2003.

FINANCING TRANSACTIONS IN 2003:

         In June 2003, we entered into a new secured debt delayed draw facility with JPMorgan Chase Bank for up to $200 million. As of the date of this release, there have been no borrowings under this facility and we have $176 million of borrowing capacity based on the underwritten cash flows of the 14 hotels currently securing this facility. The non-recourse facility has an initial term of 18 months that can be extended for an additional six months at FelCor's option, and carries a floating interest rate of LIBOR plus 2.25 to 2.75 percent. The outstanding balances on the loan facility are expected to be converted into 10-year fixed rate commercial mortgage backed securities loans through JPMorgan Chase Bank.

         In June 2003, we reduced our unsecured line of credit commitments to $50 million, and amended covenant levels. As a result of the reduction in commitments, we recorded a $2.8 million charge-off of debt related costs in the second quarter of 2003.

         In May 2003, we prepaid a $7 million non-recourse mortgage loan maturing in 2005. We recognized a gain of $0.3 million associated with the charge-off of unamortized premium on this loan.

         In April 2003, we closed on a $150 million non-recourse loan at a floating interest rate of LIBOR plus 250 basis points, secured by 10 of our hotels and maturing in May 2006, with two, one-year extension options. The proceeds of the debt were used to pay off the then outstanding balance on our line of credit.

         In the first quarter of 2003, we refinanced $16 million of secured debt that was to mature in the fourth quarter of 2003. The loan was refinanced by the existing lender, effective August 2003, for a five-year period at a floating interest rate of LIBOR plus 285 basis points with no required amortization. Another secured loan, maturing in 2003, in the amount of $6 million, was prepaid in the first quarter of 2003. In conjunction with this $6 million early retirement of debt, we recognized a $1 million gain related to the unamortized premium on this debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                                 PORTFOLIO DATA

                             PORTFOLIO DISTRIBUTION
                   (172 CONSOLIDATED HOTELS, SAME STORE BASIS)

Brand                                  Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
-----                                  ------         -----       ----------------    ----------------
Embassy Suites                             59         14,842                 32%                 46%
Holiday Inn(R)-branded                     53         16,017                 34                  24
Crowne Plaza(R)                            18          5,963                 13                   9
Sheraton(R)-branded                        10          3,269                  7                   7
Doubletree(R)-branded                      12          2,537                  5                   6
Other                                      20          4,252                  9                   7

Top Markets                            Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
-----------                            ------         -----       ----------------    ----------------
Atlanta                                    12          3,514                  8%                  8%
Dallas                                     16          4,885                 10                   8
San Francisco Bay Area                      9          3,255                  7                   5
Orlando                                     6          2,220                  5                   4
Houston                                     9          2,262                  5                   4
New Orleans                                 2            746                  2                   3
Philadelphia                                3          1,174                  2                   3
Phoenix                                     5          1,245                  3                   3
Minneapolis                                 4            955                  2                   3
Chicago                                     4          1,239                  3                   3

Top Four States                        Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
---------------                        ------         -----       ----------------    ----------------
California                                 19          6,023                 13%                 14%
Texas                                      39         10,544                 23                  17
Florida                                    16          5,346                 11                  10
Georgia                                    14          3,868                  8                   9

Location                               Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
--------                               ------         -----       ----------------    ----------------
Suburban                                   81         19,443                 42%                 40%
Urban                                      35         11,252                 24                  26
Airport                                    32          9,435                 20                  22
Highway                                    15          3,072                  6                   3
Resort                                     12          3,678                  8                   9

Segment                                Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
-------                                ------         -----       ----------------    ----------------
Upscale all-suite                          85         21,815                 47%                 53%
Full service                               53         16,494                 35                  26
Upscale                                    21          6,491                 14                  19
Limited service                            13          2,080                  4                   2

                                       Hotels         Rooms       % of Total Rooms    % of 2002 EBITDA
                                       ------         -----       ----------------    ----------------
Non-Strategic Hotels                       39          8,918                 19%                  8%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                     DETAILED OPERATING STATISTICS BY BRAND
                   (172 CONSOLIDATED HOTELS, SAME STORE BASIS)

                                                                 Occupancy (%)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Embassy Suites Hotels                    69.7        69.7         0.0         68.6        68.8        (0.2)
Holiday Inn-branded hotels               65.4        65.5        (0.1)        62.5        63.6        (1.7)
Crowne Plaza hotels                      57.9        60.0        (3.6)        57.2        60.0        (4.6)
Doubletree-branded hotels                68.8        68.5         0.4         67.6        66.3         1.9
Sheraton-branded hotels                  61.5        59.2         4.0         60.3        59.1         2.0
Other hotels                             61.3        57.9         5.8         58.6        58.9        (0.5)
     Total hotels                        65.3        65.2         0.3         63.5        64.2        (1.0)

                                                                     ADR ($)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Embassy Suites Hotels                  112.98      115.59        (2.3)      115.61      119.89        (3.6)
Holiday Inn-branded hotels              77.05       79.98        (3.7)       77.33       80.94        (4.5)
Crowne Plaza hotels                     87.97       89.64        (1.9)       89.37       93.92        (4.8)
Doubletree-branded hotels               96.96       96.26         0.7       100.40      102.08        (1.7)
Sheraton-branded hotels                 91.91       96.20        (4.5)       94.79      101.51        (6.6)
Other hotels                            78.56       80.84        (2.8)       80.50       84.23        (4.4)
     Total hotels                       92.64       95.19        (2.7)       94.54       98.47        (4.0)

                                                                    RevPAR ($)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Embassy Suites Hotels                   78.70       80.55        (2.3)       79.32       82.44        (3.8)
Holiday Inn-branded hotels              50.41       52.37        (3.7)       48.36       51.48        (6.1)
Crowne Plaza hotels                     50.93       53.82        (5.4)       51.15       56.36        (9.3)
Doubletree-branded hotels               66.69       65.95         1.1        67.83       67.71         0.2
Sheraton-branded hotels                 56.56       56.94        (0.7)       57.12       59.95        (4.7)
Other hotels                            48.13       46.82         2.8        47.19       49.64        (4.9)
     Total hotels                       60.54       62.02        (2.4)       60.08       63.20        (4.9)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


             DETAILED OPERATING STATISTICS FOR FELCOR'S TOP MARKETS
                   (172 CONSOLIDATED HOTELS, SAME STORE BASIS)

                                                                  Occupancy (%)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Atlanta                                  69.9        69.3         0.9         66.7        68.5        (2.7)
Dallas                                   48.4        47.6         1.7         49.0        51.1        (4.0)
San Francisco Bay Area                   72.9        74.6        (2.3)        65.9        67.0        (1.7)
Orlando                                  69.3        64.6         7.3         69.8        68.4         2.1
Houston                                  63.9        61.3         4.3         64.0        65.5        (2.3)
New Orleans                              60.0        59.5         0.9         65.0        68.8        (5.5)
Philadelphia                             65.7        63.3         3.8         61.8        63.0        (1.9)
Phoenix                                  55.0        53.3         3.2         67.3        60.8        10.7
Minneapolis                              75.1        78.6        (4.5)        66.3        68.5        (3.2)
Chicago                                  75.3        67.6        11.4         68.7        63.5         8.2

                                                                     ADR ($)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Atlanta                                 83.31       85.49        (2.6)       85.52       90.06        (5.0)
Dallas                                  80.77       85.47        (5.5)       83.40       90.00        (7.3)
San Francisco Bay Area                 110.46      114.94        (3.9)      109.13      118.65        (8.0)
Orlando                                 65.98       69.17        (4.6)       74.25       79.45        (6.6)
Houston                                 68.47       72.12        (5.1)       71.45       74.33        (3.9)
New Orleans                            106.25      108.55        (2.1)      131.24      137.00        (4.2)
Philadelphia                           105.55      109.29        (3.4)      105.27      116.68        (9.8)
Phoenix                                 80.18       82.89        (3.3)       98.33      107.67        (8.7)
Minneapolis                            125.02      128.98        (3.1)      123.01      125.84        (2.2)
Chicago                                108.78      119.83        (9.2)      108.52      119.98        (9.6)

                                                                    RevPAR ($)
                                     ----------------------------------------------------------------------
                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                     ---------------------------------    ---------------------------------
                                       2003        2002     % Variance      2003        2002     % Variance
                                     --------    --------   ----------    --------    --------   ----------
Atlanta                                 58.26       59.25        (1.7)       57.03       61.74        (7.6)
Dallas                                  39.07       40.65        (3.9)       40.87       45.96       (11.1)
San Francisco Bay Area                  80.53       85.79        (6.1)       71.91       79.55        (9.6)
Orlando                                 45.71       44.67         2.3        51.83       54.34        (4.6)
Houston                                 43.77       44.21        (1.0)       45.77       48.71        (6.0)
New Orleans                             63.74       64.55        (1.3)       85.37       94.28        (9.5)
Philadelphia                            69.35       69.17         0.3        65.08       73.51       (11.5)
Phoenix                                 44.12       44.20        (0.2)       66.20       65.49         1.1
Minneapolis                             93.86      101.38        (7.4)       81.58       86.21        (5.4)
Chicago                                 81.90       80.98         1.1        74.60       76.24        (2.2)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                          OTHER PERFORMANCE STATISTICS
                     (CONSOLIDATED HOTELS, SAME STORE BASIS)

VARIANCE TO PRIOR YEAR

                                       Occupancy           ADR            RevPAR
                                      % Variance       % Variance       % Variance
                                      -----------      -----------      -----------
First Quarter 2001                           (1.7)             3.6              1.8

Second Quarter 2001                          (7.2)            (0.2)            (7.4)

Third Quarter 2001                          (13.4)            (4.8)           (17.5)

Fourth Quarter 2001                         (15.2)            (9.5)           (23.3)

    Year 2001                                (9.3)            (2.4)           (11.5)

First Quarter 2002                          (11.2)            (7.8)           (18.2)

Second Quarter 2002                          (5.1)            (6.3)           (11.1)

Third Quarter 2002                            2.4             (4.8)            (2.4)

Fourth Quarter 2002                           4.4             (1.3)             3.1

    Year 2002                                (2.8)            (5.5)            (8.1)

January                                       0.3             (3.8)            (3.6)
February                                     (1.4)            (4.4)            (5.8)
March                                        (2.2)            (4.0)            (6.1)

First Quarter 2003                           (1.2)            (4.1)            (5.3)

April                                        (6.9)            (4.3            (10.9)
May                                          (2.2)            (5.0)            (7.1)
June                                         (0.3)            (4.8)            (5.2)

Second Quarter 2003                          (3.0)            (4.8)            (7.6)

July                                          2.3             (3.0)            (0.8)
August                                       (0.8)            (3.3)            (4.0)
September                                    (0.2)            (2.5)            (2.7)

Third Quarter 2003                            0.3             (2.7)            (2.4)

First 28 days of October 2003                 1.1             (3.7)            (2.7)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                           HOTEL PORTFOLIO INFORMATION


PRO RATA SHARE OF ROOMS OWNED

                                                                Room Count at
                                               Hotels         September 30, 2003
                                             ----------     ----------------------

Consolidated hotel operations                       172                     46,880
Unconsolidated hotel operations                       5                        764
                                             ----------     ----------------------
Total hotels                                        177                     47,644
                                                            ----------------------
   50% joint ventures                                28                     (3,048)
   60% joint ventures                                 2                       (390)
   90% joint ventures                                 6                       (148)
   97% joint venture                                  1                        (10)
                                                            ----------------------
Total joint venture owned rooms                                             (3,596)
                                                            ----------------------
Pro rata share of rooms owned                                               44,048
                                                            ======================

CAPITAL EXPENDITURES (DOLLARS IN THOUSANDS)

                                                  Three Months Ended        Nine Months Ended             Year Ended
                                                  September 30, 2003        September 30, 2003        December 31, 2002
                                                 --------------------      --------------------      --------------------
Consolidated hotels:
   Improvements and additions to hotels          $              9,763      $             51,769      $             62,518
   % of total revenue                                             3.1%                      5.6%                      4.7%

Unconsolidated hotels (pro rata share):
   Improvements and additions to hotels(a)       $                185      $              3,517      $              8,580
   % of total revenue                                             2.1%                     11.6%                     10.5%

         (a) Excludes $7.1 and $16.5 million of our pro rata capital expenditures during the three and nine months ended September 30, 2003, respectively, incurred by our joint venture for construction of a residential condominium project. The funds for this project are funded by secured debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                           HOTEL PORTFOLIO INFORMATION

NON-STRATEGIC HOTELS

In December 2002, FelCor identified 33 non-strategic hotels for potential sale over the next 36 months. These hotels were, generally smaller hotels in secondary and tertiary markets, and certain hotels in Texas and, specifically, Dallas. Through September 30, 2003, FelCor had disposed of five of these hotels, and nine hotels were subsequently sold in October 2003.

         During the third quarter, the Company executed an amendment to its management agreement with IHG that provides FelCor with greater flexibility to sell additional hotels and paydown debt. During the third quarter of 2003, the Company identified 11 additional hotels as non-strategic and currently intends to sell these hotels within the next 36 months. These hotels are under-performing and generally in markets that no longer meet our long-term investment strategy.

         At October 29, 2003, the composition by brand of the 30 hotels that have been identified as non-strategic, is as follows: Holiday Inn-branded (21), Crowne Plaza (4), other brands (4) and one independent hotel.

Operating statistics for FelCor's Consolidated Portfolio:

                                     Three Months Ended September 30,            Nine Months Ended September 30,
                                  --------------------------------------     --------------------------------------
                                     2003          2002       % Variance        2003          2002       % Variance
                                  ----------    ----------    ----------     ----------    ----------    ----------
Consolidated (172 hotels)

Occupancy (%)                           65.3          65.2           0.3           63.5          64.2          (1.0)
ADR ($)                                92.64         95.19          (2.7)         94.54         98.47          (4.0)
RevPAR ($)                             60.54         62.02          (2.4)         60.08         63.20          (4.9)

Non-Strategic Hotels (39 hotels, includes 9 hotels sold in October 2003)

Occupancy (%)                           60.7          61.7          (1.5)          57.4          57.8          (0.8)
ADR ($)                                71.44         72.61          (1.6)         72.32         75.04          (3.6)
RevPAR ($)                             43.39         44.78          (3.1)         41.49         43.39          (4.4)

Core Hotels (133 hotels)

Occupancy (%)                           66.4          66.0           0.7           65.0          65.7          (1.0)
ADR ($)                                97.20        100.15          (2.9)         99.15        103.31          (4.0)
RevPAR ($)                             64.56         66.07          (2.3)         64.44         67.86          (5.0)

For the nine months ended September 30, 2003, the operating margins for the Core Hotels were 30.5%, while the operating margins for the Non-Strategic Hotels were 20.4%.

PORTFOLIO CHANGES IN 2003

o Dispositions -Through the date of this release, FelCor has sold 12 hotels and two parking garages in 2003, for gross sales proceeds of $105 million.

     o In October 2003, FelCor sold four Holiday Inn-branded hotels in Ontario, Canada for gross proceeds of $32 million; five hotels (including Embassy Suites Hotels in Syracuse, NY, Phoenix, AZ, and Flagstaff, AZ, and Doubletree Guest Suites(R) hotels in Columbus, OH and Dayton, OH) for gross proceeds of $50 million; and a parking garage in Philadelphia for gross proceeds of $7 million.

     o In the third quarter of 2003, FelCor sold the Doubletree Guest Suites in Nashville, TN, for gross proceeds of $3 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                           HOTEL PORTFOLIO INFORMATION

     o In the third quarter of 2003, FelCor disposed of the two low rise Harvey(R) hotels in Dallas, TX and Plano, TX by relinquishing title to these hotels through a foreclosure auction.

     o In the second quarter of 2003, FelCor sold two Hampton Inn(R) hotels (one in Davenport, IA and one in Moline, IL) for gross proceeds of $7 million.

     o In the second quarter of 2003, FelCor sold a parking garage in San Francisco, CA for gross proceeds of $6 million.

o    Conversions:

     o In March, FelCor converted an independent, all-suite hotel in Dallas to a Staybridge Suites(R) hotel.

     o In April, FelCor completed the conversion of the 385-room Hilton Myrtle Beach Resort(R), following a $15 million renovation of the former Wyndham(R)-affiliated property.

PORTFOLIO CHANGES IN 2002

o    Hotel Dispositions:

     o In the third quarter of 2002, FelCor sold its 71-room Holiday Inn in Colby, Kansas, for net cash proceeds of $1.7 million.

     o In the third quarter of 2002, FelCor sold four Holiday Inn-branded hotels and one Hampton Inn hotel in Kansas to a new joint venture, and received as consideration $4.4 million in cash, a preferred right to receive $6 million, and a 50 percent common equity interest in the venture.

     o In the second quarter of 2002, FelCor sold the 183-room Doubletree Guest Suites hotel in Boca Raton, Florida, for net proceeds of $6.5 million.

o    Hotel Acquisitions:

     o Purchased the 208-room SouthPark Suites(R) hotel in Charlotte, North Carolina, in July 2002. This hotel was converted to a Doubletree Guest Suites hotel in October 2002.

     o Purchased the 385-room Wyndham Myrtle Beach Resort and acquired a leasehold interest in the Acadian Shores Golf Club in Myrtle Beach, South Carolina, in July 2002. This hotel was converted to a Hilton(R) hotel in April 2003.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             HOTEL PORTFOLIO LISTING

                                                   State         Rooms    % Owned (a)       Brand
                                                   -----         -----    -----------       -----

CONSOLIDATED CONTINUING OPERATIONS

CORE HOTELS

Birmingham                                           AL             242                 Embassy Suites
Montgomery (East I-85)                               AL             213                 Holiday Inn
Phoenix (Camelback)                                  AZ             232                 Embassy Suites
Phoenix (Crescent)                                   AZ             342                 Sheraton
Scottsdale (Downtown)                                AZ             218        50%      Fairfield Inn(R)
Tempe (ASU)                                          AZ             224                 Embassy Suites
Anaheim (Disney Area)                                CA             222                 Embassy Suites
Burlingame (SF-Airport South)                        CA             340                 Embassy Suites
Covina (I-10)                                        CA             259        50%      Embassy Suites
Dana Point - Doheny Beach                            CA             195                 Doubletree Guest Suites
El Segundo (LAX-Airport South)                       CA             349        97%      Embassy Suites
Irvine (Orange County Airport)                       CA             335                 Crowne Plaza
Milpitas                                             CA             266                 Embassy Suites
Milpitas (San Jose-North)                            CA             305                 Crowne Plaza
Napa                                                 CA             205                 Embassy Suites
Oxnard (Mandalay Beach Resort)                       CA             248                 Embassy Suites
Palm Desert                                          CA             198                 Embassy Suites
Pleasanton                                           CA             244                 Crowne Plaza
Santa Barbara                                        CA             160                 Holiday Inn
San Diego (On the Bay)                               CA             600                 Holiday Inn
San Francisco (Financial District)                   CA             565                 Holiday Inn
San Francisco (Fisherman's Wharf)                    CA             585                 Holiday Inn
San Francisco (SF-Airport North)                     CA             312                 Embassy Suites
San Francisco (Union Square)                         CA             403                 Crowne Plaza
San Rafael (Marin County)                            CA             235        50%      Embassy Suites
Aurora (Denver-Southeast)                            CO             248        90%      Doubletree
Hartford (Downtown)                                  CT             350                 Crowne Plaza
Stamford                                             CT             383                 Holiday Inn Select(R)
Wilmington                                           DE             244        90%      Doubletree
Boca Raton                                           FL             263                 Embassy Suites
Cocoa Beach (Oceanfront Resort)                      FL             500                 Holiday Inn
Deerfield Beach                                      FL             244                 Embassy Suites
Ft. Lauderdale                                       FL             358                 Embassy Suites
Ft. Lauderdale (Cypress Creek)                       FL             253                 Sheraton Suites
Jacksonville                                         FL             277                 Embassy Suites
Kissimmee (Nikki Bird Resort)                        FL             530                 Holiday Inn
Miami (Airport)                                      FL             304                 Crowne Plaza
Miami (Airport)                                      FL             316                 Embassy Suites
Lake Buena Vista (Walt Disney World)                 FL             229                 Doubletree Guest Suites
Orlando (Airport)                                    FL             288                 Holiday Inn Select
Orlando (International Drive Resort)                 FL             652                 Holiday Inn
Orlando (North)                                      FL             277                 Embassy Suites
Orlando (South)                                      FL             244                 Embassy Suites

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             HOTEL PORTFOLIO LISTING

                                                   State         Rooms    % Owned (a)       Brand
                                                   -----         -----    -----------       -----

Tampa (Near Busch Gardens)                           FL             408                 Holiday Inn
Tampa (Rocky Point)                                  FL             203                 Doubletree Guest Suites
Atlanta (Airport)                                    GA             378                 Crowne Plaza
Atlanta (Airport)                                    GA             233                 Embassy Suites
Atlanta (Airport-Gateway)                            GA             395                 Sheraton
Atlanta (Airport-North)                              GA             493                 Holiday Inn
Atlanta (Buckhead)                                   GA             317                 Embassy Suites
Atlanta (Downtown)                                   GA             211        50%      Courtyard by Marriott(R)
Atlanta (Downtown)                                   GA             242        50%      Fairfield Inn
Atlanta (Galleria)                                   GA             278                 Sheraton Suites
Atlanta (Jonesboro South)                            GA             180                 Holiday Inn
Atlanta (Perimeter Center)                           GA             241        50%      Embassy Suites
Atlanta (Perimeter-Dunwoody)                         GA             250                 Holiday Inn Select
Atlanta (Powers Ferry)                               GA             296                 Crowne Plaza
Brunswick                                            GA             130                 Embassy Suites
Columbus (Airport-North)                             GA             224                 Holiday Inn
Chicago (Allerton)                                   IL             443                 Crowne Plaza
Chicago (Lombard)                                    IL             262        50%      Embassy Suites
Chicago (O'Hare)                                     IL             297                 Sheraton Suites
Deerfield                                            IL             237                 Embassy Suites
Indianapolis (North)                                 IN             221        50%      Embassy Suites
Overland Park                                        KS             199        50%      Embassy Suites
Lexington                                            KY             174                 Hilton Suites(R)
Lexington                                            KY             155                 Sheraton Suites
Baton Rouge                                          LA             223                 Embassy Suites
New Orleans                                          LA             372                 Embassy Suites
New Orleans (French Quarter)                         LA             374                 Holiday Inn
Boston (Government Center)                           MA             303                 Holiday Inn Select
Boston (Marlborough)                                 MA             229                 Embassy Suites
Baltimore (BWI Airport)                              MD             251        90%      Embassy Suites
Troy                                                 MI             251        90%      Embassy Suites
Bloomington                                          MN             219                 Embassy Suites
Minneapolis (Airport)                                MN             310                 Embassy Suites
Minneapolis (Downtown)                               MN             216                 Embassy Suites
St. Paul                                             MN             210                 Embassy Suites
Kansas City (Country Club Plaza)                     MO             266        50%      Embassy Suites
Kansas City (Northeast)                              MO             165                 Holiday Inn
St. Louis (Downtown)                                 MO             297                 Embassy Suites
St. Louis (Westport)                                 MO             316                 Holiday Inn
Olive Branch (Whispering Woods Hotel and             MS             181                 Independent
     Conference Center)
Charlotte                                            NC             274        50%      Embassy Suites
Charlotte (SouthPark)                                NC             208                 Doubletree Guest Suites
Raleigh                                              NC             225        50%      Embassy Suites
Raleigh                                              NC             203                 Doubletree Guest Suites
Omaha (Central)                                      NE             131                 Hampton Inn
Omaha (I-80)                                         NE             383                 Holiday Inn

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

                             HOTEL PORTFOLIO LISTING

                                                   State         Rooms    % Owned (a)       Brand
                                                   -----         -----    -----------       -----

Omaha (Old Mill Northwest)                           NE             223                 Crowne Plaza
Omaha (Southwest)                                    NE             108                 Homewood Suites
Parsippany                                           NJ             274        50%      Embassy Suites
Piscataway                                           NJ             224                 Embassy Suites
Secaucus (Meadowlands)                               NJ             304                 Crowne Plaza
Secaucus (Meadowlands)                               NJ             261        50%      Embassy Suites
Albuquerque (Mountain View)                          NM             360                 Holiday Inn
Cleveland                                            OH             268                 Embassy Suites
Tulsa                                                OK             244                 Embassy Suites
Philadelphia (Center City)                           PA             445                 Crowne Plaza
Philadelphia (Historic District)                     PA             364                 Holiday Inn
Philadelphia (Society Hill)                          PA             365                 Sheraton
Pittsburgh                                           PA             251                 Holiday Inn Select
Charleston (Mills House)                             SC             214                 Holiday Inn
Myrtle Beach (Kingston Plantation)                   SC             255                 Embassy Suites
Myrtle Beach                                         SC             385                 Hilton
Knoxville (Central)                                  TN             240                 Holiday Inn
Nashville                                            TN             296                 Embassy Suites
Nashville (Opryland/Airport)                         TN             382                 Holiday Inn Select
Austin (Airport-North)                               TX             260        50%      Embassy Suites
Austin (Downtown)                                    TX             189        90%      Doubletree Guest Suites
Austin (Town Lake)                                   TX             320                 Holiday Inn
Corpus Christi                                       TX             150                 Embassy Suites
Dallas (Alpha Road)                                  TX             114                 Staybridge Suites
Dallas (Campbell Centre)                             TX             300        90%      Doubletree
Dallas (DFW Airport-North - Irving)                  TX             506                 Harvey Hotel
Dallas (DFW Airport-North - Irving)                  TX             164                 Harvey Suites(R)
Dallas (DFW Airport-South - Irving)                  TX             305                 Embassy Suites
Dallas (Downtown-West End)                           TX             309                 Hampton Inn
Dallas (Love Field)                                  TX             248                 Embassy Suites
Dallas (Market Center)                               TX             354                 Crowne Plaza
Dallas (Market Center)                               TX             244                 Embassy Suites
Dallas (Park Central)                                TX             295                 Crowne Plaza Suites(R)
Dallas (Park Central)                                TX             279                 Embassy Suites
Dallas (Park Central)                                TX             438        60%      Sheraton
Dallas (Park Central)                                TX             536        60%      Westin
Dallas (Regal Row)                                   TX             204        50%      Fairfield Inn
Houston (I-10 East)                                  TX             160        50%      Fairfield Inn
Houston (I-10 East)                                  TX              90        50%      Hampton Inn
Houston (I-10 West)                                  TX             349                 Holiday Inn Select
Houston (International Airport)                      TX             415                 Holiday Inn
Houston (Medical Center)                             TX             293                 Crowne Plaza
Houston (Medical Center)                             TX             284                 Holiday Inn & Suites
Houston (Near Gateway Plaza)                         TX             355                 Holiday Inn Select
Houston (Near the Galleria)                          TX             209        50%      Courtyard by Marriott
Houston (Near the Galleria)                          TX             107        50%      Fairfield Inn
San Antonio (Airport)                                TX             261        50%      Embassy Suites

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             HOTEL PORTFOLIO LISTING

                                                   State         Rooms    % Owned (a)       Brand
                                                   -----         -----    -----------       -----

San Antonio (Downtown)                               TX             315                 Holiday Inn
San Antonio (International Airport)                  TX             397                 Holiday Inn Select
San Antonio (Northwest)                              TX             216        50%      Embassy Suites
Salt Lake City (Airport)                             UT             191                 Holiday Inn
Vienna (Tysons Corner)                               VA             437        50%      Sheraton Premiere
Burlington                                           VT             309                 Sheraton

Canada
Toronto (Airport)                                    Ontario        445                 Holiday Inn Select
Toronto (Yorkdale)                                   Ontario        370                 Holiday Inn

NON-STRATEGIC HOTELS IDENTIFIED IN DECEMBER 2002

Texarkana (I-30)                                     AR             210                 Holiday Inn
Flagstaff(b)                                         AZ             119                 Embassy Suites
Phoenix (Airport - 44th St) (b)                      AZ             229                 Embassy Suites
Avon (Beaver Creek Resort)                           CO              72                 Independent
Moline (Airport)                                     IL             216                 Holiday Inn
Moline (Airport)                                     IL             110                 Holiday Inn Express
Davenport                                            IA             279                 Holiday Inn
Jackson (Downtown)                                   MS             354                 Crowne Plaza
Jackson (North)                                      MS             222                 Holiday Inn & Suites(R)
Omaha                                                NE             187                 Doubletree Guest Suites
Omaha (Southwest)                                    NE             131                 Hampton Inn
Omaha (Southwest)                                    NE              78                 Holiday Inn Express & Suites(R)
Syracuse(b)                                          NY             215                 Embassy Suites
Columbus(b)                                          OH             194                 Doubletree Guest Suites
Dayton(b)                                            OH             137                 Doubletree Guest Suites
Greenville (Roper)(c)                                SC             208                 Crowne Plaza
Addison (North Dallas)                               TX             429                 Crowne Plaza
Amarillo (I-40)                                      TX             248                 Holiday Inn
Beaumont (Midtown I-10)                              TX             190                 Holiday Inn
Midland (Country Villa)                              TX             250                 Holiday Inn
Odessa (Centre)                                      TX             186                 Holiday Inn Express & Suites
Odessa (Parkway Blvd)                                TX             245                 Holiday Inn & Suites
Plano                                                TX             160                 Holiday Inn
Waco (I-35)                                          TX             170                 Holiday Inn

Canada
Cambridge(b)                                         Ontario        143                 Holiday Inn
Kitchener (Waterloo)(b)                              Ontario        182                 Holiday Inn
Peterborough (Waterfront) (b)                        Ontario        153                 Holiday Inn
Sarnia(b)                                            Ontario        151                 Holiday Inn

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

     (b) This hotel was sold in October 2003, and is treated as discontinued operations for financial statement presentation.

     (c) This hotel is expected to be sold in October 2003 and is treated as discontinued operations for financial statement presentation.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2003


                             HOTEL PORTFOLIO LISTING

                                                   State         Rooms    % Owned (a)       Brand
                                                   -----         -----    -----------       -----

UNCONSOLIDATED OPERATIONS
Hays                                                KS             117         50%      Hampton Inn
Hays                                                KS             191         50%      Holiday Inn
Salina                                              KS             192         50%      Holiday Inn
Salina (I-70)                                       KS              93         50%      Holiday Inn Express & Suites
New Orleans (Chateau LeMoyne)                       LA             171         50%      Holiday Inn